SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2004

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.
333-42427	J. CREW GROUP, INC.	22-2894486
(Incorporated in New York) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500

333-42423	J. CREW OPERATING CORP.	22-3540930
(Incorporated in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500

333-107211	J. CREW INTERMEDIATE LLC	N/A
(Formed in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500

Item 7. Financial Statements and Exhibits.

99.1	Press Release issued by J.Crew Group, Inc. on March 26, 2004

Item 12. Results of Operations and Financial Condition.

On March 26, 2004, J.Crew Group, Inc. issued a press release announcing the Company’s fourth quarter and fiscal year financial results for the period ended January 31, 2004. The Company is furnishing a copy of the press release hereto as Exhibit 99.1.

The information in this Current Report is being furnished under Item 12 Results of Operations and Financial Condition and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. CREW GROUP, INC.
J. CREW OPERATING CORP.
J. CREW INTERMEDIATE LLC

By	/s/ Nicholas P. Lamberti
Name:	Nicholas P. Lamberti
Title:	Vice-President and Corporate Controller

Date: March 26, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by J.Crew Group, Inc. on March 26, 2004